Filed pursuant to Rule 497(e) under the Securities Act of 1933

Files Nos. 333-16617

Supplement Dated April 1, 2007

NUVEEN MULTISTATE TRUST I

Nuveen Florida Municipal Bond Fund, Prospectus dated September 28, 2006

On March 20th, 2007 the Nuveen Florida Municipal Bond Fund’s Board of Trustees approved an update to the investment process of the Fund in response to the elimination of the Florida intangibles tax as of January 1, 2007. Because there no longer is a Florida intangibles tax, the Fund is not required to invest substantially all of its assets in Florida bonds to distribute Florida tax-free income to its shareholders. The Board also approved a motion to change the name of this Fund to the Nuveen Florida Preference Municipal Bond Fund in order to reflect the investment process change.

The investment objective of the Fund will remain as follows:

The Nuveen Florida Preference Municipal Bond Fund is designed to provide as high a level of current interest income exempt from regular federal, state, and in some cases, local income taxes as is consistent with preservation of capital.

The new investment process will expand the Fund’s investment universe to allow up to 50% of the Fund’s net assets to be invested in out of state bonds. The Fund’s investment manager believes that this change will increase diversification, as well as income and return potential, while maintaining the flexibility to focus the portfolio on Florida bonds if tax laws change. This change will go into effect no earlier than June 1, 2007. Changes to the portfolio as a result of this change in policy will be made in the normal course of business in response to bonds that are called and mature, or where more attractive opportunities are identified.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-FL-0407D